                                                                  EXHIBIT 10.20

                              AMENDMENT NO. 1 TO
                INVESTMENT BANKING FEE AND MANAGEMENT AGREEMENT


          This Amendment No. 1 to Investment Banking Fee and Management Agreement (the "Amendment"), dated as of March __, 1995, among United Stationers
                ---------
Inc., a Delaware corporation and successor-in-interest to Associated (As hereinafter defined) (the "Company"), United Stationers Supply Co., an Illinois
                           -------
corporation and successor-in-interest to ASI (as hereinafter defined) ("USSC"),
                                                                        ----
and Good Capital Co., Inc., a Delaware corporation ("Good"), amends the
                                                     ----
Investment Banking Fee and Management Agreement, dated as of January 31, 1992 (the "Management Agreement"), among Associated Holdings, Inc., a Delaware
      --------------------
corporation ("Associated"), Associated Stationers, Inc., a Delaware corporation
              ----------
("ASI"), and Good.  Unless otherwise defined herein, capitalized terms used
  ---
herein shall have the meanings given them in the Management Agreement.

                                    RECITALS
                                    --------

          WHEREAS, as of the date hereof, Associated has merged (the "Merger")
                                                                      ------
with and into the Company, with the Company surviving, and ASI merged with and into USSC, with USSC surviving; and

          WHEREAS, in connection with the Merger, the parties to the Management Agreement deem it desirable to amend the Management Agreement, effective as of the effective time of the Merger (the "Effective Time"), as set forth herein;
                                       --------------

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


          1.   Amendment of Section 4.
               ----------------------

          (a) Section 4(b)(i) of the Management Agreement is hereby amended as of the Effective Time to read in its entirety as follows:

               (i) Stationers shall pay Good, effective as of the Effective Time, an annual fee of $137,500 (subject to adjustment as provided in Section 4(c) hereof, the "Monitoring Fee"), such payments to be made in cash monthly on the last business day of each month; provided, that for so long as that Credit Agreement
                           --------
               dated as of March __, 1995 by and among Holdings, Stationers, the Lenders (as defined therein) and The Chase Manhattan Bank (National Association), as Agent (as hereafter amended or modified, the "Credit Agreement"), remains in effect, the annual Monitoring Fee shall be paid in accordance with the terms of the Credit Agreement; provided, further, that any amounts otherwise
                                 --------  -------
               due hereunder that are not paid when due because of the terms and provisions of the Credit Agreement shall continue to be due and owing from Stationers to Good. Any amounts due pursuant to this
               Section 4(b) shall accrue interest at a rate of 10% per annum, compounded monthly, from and including the due date to the date such amounts, including all accrued and unpaid interest thereon, are paid in full, calculated on the basis of a 360-day year.

          (b) Section 4 of the Management Agreement is hereby further amended as of the Effective Time by adding the following subsection (d) thereto:

               (d) As compensation for Good's services as financial advisor to Associated Holdings, Inc. ("AHI") and Associated Stationers, Inc. in connection with the acquisition by AHI of Holdings (the "United Transaction"), Stationers hereby irrevocably agrees to pay to Good in cash at the closing of the United Transaction (i) a cash fee of $100,000 and (ii) an amount equal to all out-of-pocket expenses incurred by Good in respect of the United Transaction, including, without limitation, all of Good's legal fees related thereto.

          2.   Effect of the Merger.  Good, the Company and USSC hereby
               --------------------
acknowledge and agree that the rights and obligations of the Management Agreement shall be binding upon and inure to the benefit of the Company, as successor-in-interest to Associated, and to USSC, as successor-in-interest to ASI.

          3.   Effect on the Management Agreement.  All references in the
               ----------------------------------
Management Agreement to "Stationers" shall mean USSC, as successor-in-interest to ASI. All references in the Management Agreement to "Holdings" shall mean the Company, as successor-in-interest to Associated. All references in the Management Agreement to "this Agreement" and the "Agreement" and all phrases of like import shall refer to the Management Agreement as amended by this Amendment. The terms "hereof," "herein," "hereby" and phrases of like import, as used in the Management Agreement, shall refer to the Management Agreement as amended by this Amendment. Except as amended hereby, the Management Agreement shall remain in full force and effect.

          3.   Final Agreement.  This Amendment constitutes the final agreement
               ---------------
of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

          4.   Governing Law.  This Amendment shall be governed by and construed
               -------------
in accordance with the laws of the State of Illinois applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

          5.   Counterparts.  This Amendment may be executed in any number of
               ------------
counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.


           [The remainder of this page is intentionally left blank.]

          IN WITNESS WHEREOF, each party hereto has executed this Amendment the date first above written.

                                     UNITED STATIONERS INC.


                                     By:________________________________________
                                        Thomas W. Sturgess,
                                        Chairman of the Board



                                     UNITED STATIONERS SUPPLY CO.


                                     By:________________________________________
                                        Thomas W. Sturgess,
                                        Chairman of the Board



                                     GOOD CAPITAL CO., INC.


                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                                                        EX 10.20

                              AMENDMENT NO. 1 TO
                INVESTMENT BANKING FEE AND MANAGEMENT AGREEMENT


          This Amendment No. 1 to Investment Banking Fee and Management Agreement (the "Amendment"), dated as of March __, 1995, among United Stationers
                ---------
Inc., a Delaware corporation and successor-in-interest to Associated (As hereinafter defined) (the "Company"), United Stationers Supply Co., an Illinois
                           -------
corporation and successor-in-interest to ASI (as hereinafter defined) ("USSC"),
                                                                        ----
and Cumberland Capital Corporation, a Delaware corporation ("Cumberland"),
                                                             ----------
amends the Investment Banking Fee and Management Agreement, dated as of January 31, 1992 (the "Management Agreement"), among Associated Holdings, Inc., a
               --------------------
Delaware corporation ("Associated"), Associated Stationers, Inc., a Delaware
                       ----------
corporation ("ASI"), and Cumberland.  Unless otherwise defined herein,
              ---
capitalized terms used herein shall have the meanings given them in the Management Agreement.

                                   RECITALS
                                   --------

          WHEREAS, as of the date hereof, Associated has merged (the "Merger")
                                                                      ------
with and into the Company, with the Company surviving, and ASI merged with and into USSC, with USSC surviving; and

          WHEREAS, in connection with the Merger, the parties to the Management Agreement deem it desirable to amend the Management Agreement, effective as of the effective time of the Merger (the "Effective Time"), as set forth herein;
                                       --------------

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


          1.   Amendment of Section 4.
               ----------------------

          (a) Section 4(b)(i) of the Management Agreement is hereby amended as of the Effective Time to read in its entirety as follows:

               (i) Stationers shall pay Cumberland, effective as of the Effective Time, an annual fee of $137,500 (subject to adjustment as provided in Section 4(c) hereof, the "Monitoring Fee"), such payments to be made in cash monthly on the last business day of each month; provided, that for so long as that Credit Agreement
                           --------
               dated as of March __, 1995 by and among Holdings, Stationers, the Lenders (as defined therein) and The Chase Manhattan Bank (National Association), as Agent (as hereafter amended or modified, the "Credit Agreement"), remains in effect, the annual Monitoring Fee shall be paid in accordance with the terms of the Credit Agreement; provided, further, that any amounts otherwise
                                 --------  -------
               due hereunder that are not paid when due because of the terms and provisions of the Credit Agreement shall continue to be due and owing from Stationers to Cumberland. Any amounts due pursuant to this Section 4(b) shall accrue interest at a rate of 10% per annum, compounded monthly, from and including the due date to the date such amounts, including all accrued and unpaid interest thereon, are paid in full, calculated on the basis of a 360-day year.

          (b) Section 4 of the Management Agreement is hereby further amended as of the Effective Time by adding the following subsection (d) thereto:

               (d) As compensation for Cumberland's services as financial advisor to Associated Holdings, Inc. ("AHI") and Associated Stationers, Inc. in connection with the acquisition by AHI of Holdings (the "United Transaction"), Stationers hereby irrevocably agrees to pay to Cumberland in cash at the closing of the United Transaction (i) a cash fee of $100,000 and (ii) an amount equal to all out-of-pocket expenses incurred by Cumberland in respect of the United Transaction, including, without limitation, all of Cumberland's legal fees related thereto.

          2.   Effect of the Merger.  Cumberland, the Company and USSC hereby
               --------------------
acknowledge and agree that the rights and obligations of the Management Agreement shall be binding upon and inure to the benefit of the Company, as successor-in-interest to Associated, and to USSC, as successor-in-interest to ASI.

          3.   Effect on the Management Agreement.  All references in the
               ----------------------------------
Management Agreement to "Stationers" shall mean USSC, as successor-in-interest to ASI. All references in the Management Agreement to "Holdings" shall mean the Company, as successor-in-interest to Associated. All references in the Management Agreement to "this Agreement" and the "Agreement" and all phrases of like import shall refer to the Management Agreement as amended by this Amendment. The terms "hereof," "herein," "hereby" and phrases of like import, as used in the Management Agreement, shall refer to the Management Agreement as amended by this Amendment. Except as amended hereby, the Management Agreement shall remain in full force and effect.

          4.   Final Agreement.  This Amendment constitutes the final agreement
               ---------------
of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

          4.   Governing Law.  This Amendment shall be governed by and construed
               -------------
in accordance with the laws of the State of Illinois applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

          5.   Counterparts.  This Amendment may be executed in any number of
               ------------
counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.


     [The remainder of this page is intentionally left blank.]

          IN WITNESS WHEREOF, each party hereto has executed this Amendment the date first above written.

                              UNITED STATIONERS INC.


                                          By:___________________________________
                                             Thomas W. Sturgess,
                                             Chairman of the Board



                                          UNITED STATIONERS SUPPLY CO.


                                          By:___________________________________
                                             Thomas W. Sturgess,
                                             Chairman of the Board



                                          CUMBERLAND CAPITAL CORPORATION


                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________

                              AMENDMENT NO. 1 TO
                INVESTMENT BANKING FEE AND MANAGEMENT AGREEMENT


          This Amendment No. 1 to Investment Banking Fee and Management Agreement (the "Amendment"), dated as of March __, 1995, among United Stationers
                ---------
Inc., a Delaware corporation and successor-in-interest to Associated (As hereinafter defined) (the "Company"), United Stationers Supply Co., an Illinois
                           -------
corporation and successor-in-interest to ASI (as hereinafter defined) ("USSC"),
                                                                        ----
and Wingate Partners, L.P., a Delaware limited partnership ("Wingate"), amends
                                                             -------
the Investment Banking Fee and Management Agreement, dated as of January 31, 1992 (the "Management Agreement"), among Associated Holdings, Inc., a Delaware
           --------------------
corporation ("Associated"), Associated Stationers, Inc., a Delaware corporation
              ----------
("ASI"), and Wingate.  Unless otherwise defined herein, capitalized terms used
  ---
herein shall have the meanings given them in the Management Agreement.

                                   RECITALS
                                   --------

          WHEREAS, as of the date hereof, Associated has merged (the "Merger")
                                                                      ------
with and into the Company, with the Company surviving, and ASI merged with and into USSC, with USSC surviving; and

          WHEREAS, in connection with the Merger, the parties to the Management Agreement deem it desirable to amend the Management Agreement, effective as of the effective time of the Merger (the "Effective Time"), as set forth herein;
                                       --------------

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


          1.   Amendment of Section 4.
               ----------------------

          (a) Section 4(b) of the Management Agreement is hereby amended as of the Effective Time to read in its entirety as follows:

               (b) As compensation for Wingate's oversight and monitoring services pursuant to Section 1(b), Stationers shall pay Wingate an annual fee of $725,000 (subject to adjustment as provided in
               Section 4(c) hereof, the "Monitoring Fee"), such
               payments to be made in cash monthly on the last business day of each month; provided, that for so long as that Credit Agreement
                           --------
               dated as of March __, 1995 by and among Holdings, Stationers, the Lenders (as defined therein) and The Chase Manhattan Bank (National Association), as Agent (as hereafter amended or modified, the "Credit Agreement"), remains in effect, the annual Monitoring Fee shall be paid in accordance with the terms of the Credit Agreement; provided, further, that any amounts otherwise
                                 --------  -------
               due hereunder that are not paid when due because of the terms and provisions of the Credit Agreement shall continue to be due and owing from Stationers to Wingate. Any amounts due pursuant to this Section 4(b) shall accrue interest at a rate of 10% per annum, compounded monthly, from and including the due date to the date such amounts, including all accrued and unpaid interest thereon, are paid in full, calculated on the basis of a 360-day year.

          (b) Section 4 of the Management Agreement is hereby further amended as of the Effective Time by adding the following subsection (d) thereto:

               (d) As compensation for Wingate's services as financial advisor to Associated Holdings, Inc. ("AHI") and Associated Stationers, Inc. in connection with the acquisition by AHI of Holdings (the "United Transaction"), Stationers hereby irrevocably agrees to pay to Wingate in cash at the closing of the United Transaction
               (i) a cash fee of $2,300,000 and (ii) an amount equal to all out-of-pocket expenses incurred by Wingate in respect of the United Transaction, including, without limitation, all of Wingate's legal fees related thereto.

          2.   Effect of the Merger.  Wingate, the Company and USSC hereby
               --------------------
acknowledge and agree that the rights and obligations of the Management Agreement shall be binding upon and inure to the benefit of the Company, as successor-in-interest to Associated, and to USSC, as successor-in-interest to ASI.

          3.   Effect on the Management Agreement.  All references in the
               ----------------------------------
Management Agreement to "Stationers" shall mean USSC, as successor-in-interest to ASI. All references in the Management Agreement to "Holdings" shall mean the Company, as successor-in-interest to Associated. All references in the Management Agreement to "this Agreement" and the "Agreement" and all phrases of like import shall refer to the Management Agreement as amended by this Amendment. The terms "hereof," "herein," "hereby" and phrases of like import, as used in the Management Agreement, shall refer to the Management Agreement as amended by this Amendment. Except as amended hereby, the Management Agreement shall remain in full force and effect.

          4.   Final Agreement.  This Amendment constitutes the final agreement
               ---------------
of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

          5.   Governing Law.  This Amendment shall be governed by and construed
               -------------
in accordance with the laws of the State of Illinois applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

          6.   Counterparts.  This Amendment may be executed in any number of
               ------------
counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.


     [The remainder of this page is intentionally left blank.]

          IN WITNESS WHEREOF, each party hereto has executed this Amendment the date first above written.

                                      UNITED STATIONERS INC.


                                      By:______________________________________
                                         Thomas W. Sturgess,
                                         Chairman of the Board



                                      UNITED STATIONERS SUPPLY CO.


                                      By:______________________________________
                                         Thomas W. Sturgess,
                                         Chairman of the Board



                                      WINGATE PARTNERS, L.P.

                                      By:   WINGATE MANAGEMENT COMPANY L.P., its
                                            General Partner


                                            By:________________________________
                                               Thomas W. Sturgess,
                                               General Partner